Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes
Income Taxes

Note 8 — Income Taxes

The Company recognizes deferred income tax assets and liabilities for the estimated future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. The Company has net operating loss carryforwards available in certain jurisdictions to reduce future taxable income. Future tax benefits for net operating loss carryforwards are recognized to the extent that realization of these benefits is considered more likely than not. To the extent that available evidence raises doubt about the realization of a deferred income tax asset, a valuation allowance is established.

At September 30, 2011, the Company has established a full valuation allowance against the balance of net deferred tax assets.

Note 8 — Income Taxes

The provision for income taxes for the years ended December 31, 2010 and 2009 consists of the following:

	Year Ended December 31, 2010	Year Ended December 31, 2009

Current income tax expense	$620,000	$—
Deferred income tax (benefit) expense	2,699,000	(7,113,000)
Change in valuation allowance	2,085,000	2,329,000

Total income tax expense (benefit)	$5,404,000	$(4,784,000)

The effective income tax rate for the years ended December 31, 2010 and 2009 differed from the statutory U.S. federal income tax rate as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009

Federal income tax rate	35.0%	(35.0)%
State income taxes, net of federal benefit	6.7	(5.0)
Other	(.8)	(.5)
Increase in valuation allowance and other	18.1	14.1

Total income tax (benefit)	59.0%	(26.4)%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and liabilities at December 31, 2010 and 2009 are presented below:

	December 31, 2010	December 31, 2009

Deferred tax assets
Net operating loss carryforwards	$1,627,000	$5,589,000
Depletion carryforwards	1,200,000	741,000
Accrual and other	62,000	170,000
Asset retirement obligations	146,000	300,000
Property, plant and equipment	1,400,000	313,000
Total deferred tax assets	4,435,000	7,113,000

Deferred tax liability
Derivatives	(21,000)	—

Less valuation allowance	(4,414,000)	(2,329,000)

Net deferred tax asset	$—	$4,784,000

The Company has net operating losses (NOL) of approximately $3.7 million available to reduce future years’ federal taxable income.  The federal net operating losses expire in 2029.  The Company has NOL of approximately $7.4 million available to reduce future years’ state taxable income.  These state NOL will expire in the future based upon each jurisdiction’s specific law surrounding NOL carryforwards.  Tax returns are subject to audit by various taxation authorities.  The results of any audits will be accounted for in the period in which they are determined.

The Company believes that the tax positions taken in the Company’s tax returns satisfy the more-likely-than-not threshold for benefit recognition.  Furthermore, the Company believes it has appropriately addressed material book-tax differences.  Nytis is confident that the amounts claimed (or expected to be claimed) in the tax returns reflect the largest amount of such benefits that are greater than fifty percent likely of being realized upon ultimate settlement.  Accordingly, no liabilities have been recorded by the Company.  Any potential adjustments for uncertain tax positions would be a reclassification between the deferred tax asset related to the Company’s NOL and another deferred tax asset.  No penalty or interest would be recorded as the Company has not been in a taxable income position prior to 2010.